UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Arbitron Inc. is filing copies of the current forms of Non-Qualified Stock Option Agreements to be used for grants under its 1999 Stock Incentive Plan. Copies of the current forms of Non-Qualified Stock Option Agreement, Non-Qualified Stock Option Agreement for Annual Non-Employee Director Stock Option Grants, Non-Qualified Stock Option Agreement for Initial Non-Employee Director Stock Option Grants and Non-Qualified Stock Option Agreement for Non-Employee Director Stock Options in Lieu of Fees Grants are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. In addition, a copy of the form of Deferred Stock Unit Agreement to be used for grants of deferred stock units under the 1999 Stock Incentive Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

10.1 Form of Non-Qualified Stock Option Agreement

10.2 Form of Non-Qualified Stock Option Agreement for Annual Non-Employee
Director Stock Option Grants

10.3 Form of Non-Qualified Stock Option Agreement for Initial Non-Employee
Director Stock Option Grants

10.4 Form of Non-Qualified Stock Option Agreement in Lieu of Fees Grants

10.5 Form of Deferred Stock Unit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

February 23, 2005	By:	Dolores L. Cody

Name: Dolores L. Cody
Title: Executive Vice President, Legal & Business Affairs, Chief Legal Officer & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement
10.2	Form of Non-Qualified Stock Option Agreement for Annual Non-Employee Director Stock Option Grants
10.3	Form of Non-Qualified Stock Option Agreement for Initial Non-Employee Director Stock Option Grants
10.4	Form of Non-Qualified Stock Option Agreement in Lieu of Fees Grants
10.5	Form of Deferred Stock Unit Ageement